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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

                  JOINT FILING AGREEMENT (this "Agreement"), dated as of September 17, 2001 among TPG ON Holdings LLC, a Delaware limited liability company ("TPG ON Holdings"), TPG Partners II, L.P., a Delaware limited partnership ("Partners"), TPG Parallel II, L.P., a Delaware limited partnership ("Parallel"), TPG Investors II, L.P., a Delaware limited partnership ("Investors"), TPG 1999 Equity Partners II, L.P., a Delaware limited partnership ("TPG 1999"), TPG GenPar II, L.P., a Delaware limited partnership ("GenPar") and TPG Advisors II, Inc., a Delaware corporation, ("Advisors").

                               W I T N E S S E T H

                  WHEREAS, as of the date hereof, each of TPG ON Holdings, Partners, Parallel, Investors, TPG 1999, GenPar and Advisors is filing a
Schedule 13D under the Securities Exchange Act of 1934 (the "Exchange Act") with respect to securities of ON Semiconductor Corporation (the "Schedule 13D");

                  WHEREAS, each of TPG ON Holdings, Partners, Parallel, Investors, TPG 1999, GenPar and Advisors is individually eligible to file the
Schedule 13D;

                  WHEREAS, each of TPG On Holdings, Partners, Parallel, Investors, TPG 1999, GenPar and Advisors wishes to file the Schedule 13D and any amendments thereto jointly and on behalf of each of TPG ON Holdings, Partners, Parallel, Investors, TPG 1999, GenPar and Advisors, pursuant to Rule 13d-1(k)(1) under the Exchange Act;

                  NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

                  1. TPG ON Holdings, Partners, Parallel, Investors, TPG 1999, GenPar and Advisors hereby agree that the Schedule 13D is, and any amendments thereto will be, filed on behalf of each of TPG ON Holdings, Partners, Parallel, Investors, TPG 1999, GenPar and Advisors pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

                  2. Each of TPG ON Holdings, Partners, Parallel, Investors, TPG 1999, GenPar and Advisors hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, it is responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning it contained therein, and is not responsible for the completeness and accuracy of the information concerning any of the other parties contained therein, unless it knows or has reason to know that such information is inaccurate.

                  3. Each of TPG ON Holdings, Partners, Parallel, Investors, TPG 1999, GenPar and Advisors hereby agrees that this Agreement shall be filed as an exhibit to the Schedule 13D, pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed individually or by their respective directors hereunto duly authorized as of the day and year first above written.


                               TPG ON Holdings LLC

                               By:  /s/ Richard A. Ekleberry
                                    ------------------------------------
                                    Name: Richard A. Ekleberry
                                    Title: Vice President


                               TPG Partners II, L.P.
                               By: TPG GenPar II, L.P.
                               By: TPG Advisors II, Inc.

                               By:  /s/ Richard A. Ekleberry
                                    ------------------------------------
                                    Name: Richard A. Ekleberry
                                    Title: Vice President


                               TPG Parallel II, L.P.
                               By: TPG GenPar II, L.P.
                               By: TPG Advisors II, Inc.

                               By:  /s/ Richard A. Ekleberry
                                    ------------------------------------
                                    Name: Richard A. Ekleberry
                                    Title: Vice President


                               TPG Investors II, L.P.
                               By: TPG GenPar II, L.P.
                               By: TPG Advisors II, Inc.

                               By:  /s/ Richard A. Ekleberry
                                    ------------------------------------
                                    Name: Richard A. Ekleberry
                                    Title: Vice President


                               TPG 1999 Equity Partners II, L.P.
                               By: TPG Advisors II, Inc.

                               By:  /s/ Richard A. Ekleberry
                                    ------------------------------------
                                    Name: Richard A. Ekleberry
                                    Title: Vice President

                                  Page 12 of 13

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                               TPG GenPar II, L.P.
                               By: TPG Advisors II, Inc.

                               By:  /s/ Richard A. Ekleberry
                                    ------------------------------------
                                    Name: Richard A. Ekleberry
                                    Title: Vice President


                               TPG Advisors II, Inc.

                               By:  /s/ Richard A. Ekleberry
                                    ------------------------------------
                                    Name: Richard A. Ekleberry
                                    Title: Vice President


                                  Page 13 of 13